                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------


                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-130545


                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE3




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE





                                  JUNE 7, 2006




--------------------------------------------------------------------------------
        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------



                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-HE3


                              SCENARIO                            1                2                3                 4
                                 SPEED       PRICING          Base Slow        Base Fast        Ramp Slow     Ramp Curve Invert
                                 RATES                         Fwd+200          Static           Fwd+200           Fwd+200
                              TRIGGERS                          Fail             Fail              Fail             Fail
                          CLEANUP CALL                       To Maturity      To Maturity      To Maturity       To Maturity
                   DEFAULT P&I ADVANCE                      100% Advance     100% Advance      100% Advance     100% Advance
                      DEFAULT SEVERITY                           44%              44%              44%               44%
                  DEFAULT RECOVERY LAG        Months          12 months        12 months        12 months         12 months
                       DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance   Current Balance
                       CPR = CDR + CRR  Capped at prepay
                            CPR =  CRR  PSA standard          CPR = CRR        CPR = CRR        CPR = CRR         CPR = CRR
                      INITIAL
           RATINGS      BOND
CLASS        M/S        SIZE

M-6         A1/AA     1.65                 CDR                       11.77            14.47             13.06            10.74
                                           WAL                       17.72             7.55             17.70            16.09
                                           Mod Duration               9.23             5.98              9.19             8.76
                                                            113,304,874.29    64,216,666.14     92,330,405.06    78,896,614.15
                                           CummLosses             (20.51%)         (11.63%)          (16.71%)         (14.28%)
B-1        BAA1/A-    1.65                 CDR                       10.65            12.19             11.50             9.17
                                           WAL                       18.36             7.86             18.64            16.82
                                           Mod Duration               9.01             6.00              9.04             8.60
                                                            106,628,402.26    55,532,554.65     85,773,525.87    70,283,487.47
                                           CummLosses             (19.30%)         (10.05%)          (15.53%)         (12.72%)
B-2       BAA2/BBB+   1.40                 CDR                        9.76            10.36             10.29             8.09
                                           WAL                       19.60             8.38             20.29            17.90
                                           Mod Duration               9.19             6.27              9.29             8.76
                                                            100,920,334.09    48,224,316.59     80,208,295.70    63,941,504.04
                                           CummLosses             (18.27%)          (8.73%)          (14.52%)         (11.58%)
B-3        BAA3/BBB   1.25                 CDR                        9.26             8.92              9.55             7.62

                                           WAL                       19.82             8.83             21.26            19.13

                                           Mod Duration               8.78             6.22              8.90             8.49
                                                             97,542,538.16    42,247,152.72     76,565,957.53    61,064,005.48
                                           CummLosses             (17.66%)          (7.65%)          (13.86%)         (11.05%)


                              SCENARIO                            5               6               7
                                 SPEED       PRICING             #5               #6              #7
                                 RATES                           Fwd             Fwd             Fwd
                              TRIGGERS                          Fail             Fail            Fail
                          CLEANUP CALL                       To Maturity     To Maturity     To Maturity
                   DEFAULT P&I ADVANCE                      100% Advance     100% Advance    100% Advance
                      DEFAULT SEVERITY                           45%             45%             45%
                  DEFAULT RECOVERY LAG        Months          12 months       12 months       12 months
                       DEFAULT BALANCE                    Current Balance  Current Balance Current Balance
                       CPR = CDR + CRR  Capped at prepay
                            CPR =  CRR  PSA standard          CPR = CRR       CPR = CRR       CPR = CRR
                      INITIAL
           RATINGS      BOND
CLASS        M/S        SIZE

M-6         A1/AA     1.65                 CDR                          NA              NA              NA
                                           WAL                       11.13           10.37           13.54
                                           Mod Duration               8.05            7.66            9.19
                                                             61,344,497.65   72,895,840.61      68,255,309
                                           CummLosses             (11.11%)        (13.20%)        (12.36%)
B-1        BAA1/A-    1.65                 CDR                          NA              NA              NA
                                           WAL                       12.09           11.28           14.61
                                           Mod Duration               8.24            7.87            9.28
                                                             61,344,497.65   72,895,840.61      68,255,309
                                           CummLosses             (11.11%)        (13.20%)        (12.36%)
B-2       BAA2/BBB+   1.40                 CDR                          NA              NA              NA
                                           WAL                       13.19           12.31           15.52
                                           Mod Duration               8.66            8.29            9.54
                                                             61,344,497.65   72,895,840.61      68,255,309
                                           CummLosses             (11.11%)        (13.20%)        (12.36%)
B-3        BAA3/BBB   1.25                 CDR                          NA              NA              NA

                                           WAL                       14.37           13.47           17.07

                                           Mod Duration               8.61            8.30            9.42
                                                             61,344,497.65   72,895,840.61      68,255,309
                                           CummLosses             (11.11%)        (13.20%)        (12.36%)

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------


                              ABS New Transaction

                            Free Writing Prospectus

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                     SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 June 7, 2006


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-HE3

                                                                 FORWARD LIBOR
                                     CLASS M-6 (A / A3)                                       CLASS B-3 (BBB / BAA3)
Severity                     45%                           55%                          45%                        55%


SDA Breakeven                         3780.19                        2992.99                      2453.56                   1981.69
WAL                                      3.39                           3.48                        11.99                     12.51
Cum Loss                76,185,306.85 (13.79%)         78,284,922.72 (14.17%)        54,795,669.28 (9.92%)    56,207,158.65 (10.18%)


                                                                 FORWARD LIBOR + 200
                                     CLASS M-6 (A / A3)                                       CLASS B-3 (BBB / BAA3)
Severity                     45%                           55%                          45%                            55%
SDA Breakeven                         3515.62                        2780.37                       2252.9                   1817.18
WAL                                      3.65                           3.77                         9.03                      9.39
Cum Loss                72,275,709.38 (13.08%)         73,945,670.17 (13.39%)        51,135,549.40 (9.26%)     52,246,856.13 (9.46%)

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE3



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE



                                  JUNE 7, 2006


--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-HE3
*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 3 SCENARIOS (ONLY) ***

                                                                                    TRANCHE, RATINGS
NO PREPAY STRESS                                                                     A-4 (AAA/AAA)
                                                   FWD LIBOR/SWAP SHIFT        FORWARD LIBOR           +200BP
                                                     PREPAY ASSUMPTIONS      1.00x Base Case      1.00x Base Case
LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
                                                 % Cum Loss Yield Break               27.15%               28.49%
                                                      CDR - Yield Break                45.34                49.87
                                        % Cum Loss 1st $ Principal Loss               25.82%               25.62%
                                             CDR - 1st $ Principal Loss                41.24                40.64


LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
                                                 % Cum Loss Yield Break               40.72%               32.21%
                                                      CDR - Yield Break                45.34                29.94
                                        % Cum Loss 1st $ Principal Loss               38.74%               26.78%
                                             CDR - 1st $ Principal Loss                41.24                22.49

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                                 % Cum Loss Yield Break               20.06%               25.21%
                                                      CDR - Yield Break                26.85                39.46
                                        % Cum Loss 1st $ Principal Loss               18.22%               22.02%
                                             CDR - 1st $ Principal Loss                23.19                31.19


LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                                 % Cum Loss Yield Break               35.99%               29.16%
                                                      CDR - Yield Break                36.12                25.57
                                        % Cum Loss 1st $ Principal Loss               33.72%               23.82%
                                             CDR - 1st $ Principal Loss                32.30                18.99


                                                                                       A-4 (AAA/AAA)
                                                     FWD LIBOR/SWAP SHIFT        FORWARD LIBOR           +200BP
                                                       PREPAY ASSUMPTIONS      1.00x Base Case      0.50x Base Case
LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS
                                                   % Cum Loss Yield Break               22.80%               37.58%
                                                        CDR - Yield Break                23.22                36.36
                                          % Cum Loss 1st $ Principal Loss               20.43%               30.31%
                                               CDR - 1st $ Principal Loss                19.79                21.69


LOSS SEVERITY: 50%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                                   % Cum Loss Yield Break               28.77%               34.72%
                                                        CDR - Yield Break                33.61                29.51
                                          % Cum Loss 1st $ Principal Loss               26.71%               26.56%
                                               CDR - 1st $ Principal Loss                29.71                16.75
                                                                                 -------------        -------------
                                                            Average Life:                 4.90                10.35
                                                          Window (Dates):        01/10 - 05/36        02/14 - 08/33

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE3



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE



                                  JUNE 7, 2006


--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2006-HE3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll- free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                        SCENARIO                      1             2            3              4            5
                                           SPEED           ARM     40% CPR       55% CPR      30% CPR        55% CPR      55% CPR
                                                           FIX     23% HEP       35% HEP      15% HEP        15% HEP      35% HEP
                                           RATES                Forward +200  Forward +200  Forward +200  Forward +300  Forward -100
                                        TRIGGERS                    Fail          Fail          Fail          Fail          Fail
                                    CLEANUP CALL                 To Maturity   To Maturity  To Maturity    To Maturity  To Maturity
                             DEFAULT P&I ADVANCE                100% Advance  100% Advance  100% Advance  100% Advance  100% Advance
                                DEFAULT SEVERITY                      60%           60%          60%            60%          60%
                            DEFAULT RECOVERY LAG        Months    12 months     12 months    12 months      12 months    12 months
                                 DEFAULT BALANCE        Capped     Current       Current      Current        Current       Current
                                 CPR = CDR + CRR     at prepay     Balance       Balance      Balance        Balance       Balance
                                      CPR =  CRR  PSA standard    CPR = CRR     CPR = CRR    CPR = CRR      CPR = CRR    CPR = CRR
                   INITIAL
        RATINGS       BOND                  SUB-
CLASS  MOODYS/SP      SIZE            ORDINATION
AAA    AAA/Aaa      77.45                 22.55    CDR
                                                   CummLosses
M1     Aa1 / AA+     3.80                 18.75    CDR
                                                   CummLosses
M2     Aa2 / AA      3.50                 15.25    CDR
                                                   CummLosses
M3     Aa3 / AA      2.00                 13.25    CDR
                                                   CummLosses
M4     A1 / AA       1.90                 11.35    CDR                14.10         18.52        11.89          16.28        17.58
                                                   DM                    48            48           47             42           49
                                                   WAL                 8.48          5.68        11.57           8.29         5.80
                                                   Mod Duration        6.02          4.47         7.38           5.64         5.00
                                                   CummLosses       -15.12%       -13.66%       -17.19%       -14.01%       -13.07%
M5     A2 / A+       1.75                  9.60    CDR
                                                   CummLosses
M6     A3 / A        1.65                  7.95    CDR
                                                   CummLosses
B1     Baa1 / A-     1.65                  6.30    CDR
                                                   CummLosses
B2     Baa2 / BBB+   1.40                  4.90    CDR
                                                   CummLosses
B3     Baa3 / BBB    1.25                  3.65    CDR
                                                   CummLosses

OC                   3.65                  3.65                          -             -            -              -            -

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-HE3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                                  JUNE 7, 2006


--------------------------------------------------------------------------------
        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-HE3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
        Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-HE3

                                                          CLASS M-3 (AA / AA3)
-----------------------------------------------------------------------------------------------------------
Scenario #                            base             2              3              4              5
-----------------------------------------------------------------------------------------------------------
Forward Rates                          mkt            mkt         mkt-50bp       mkt-50bp        mkt+100

Prepay              FIX/HYBRID5+  100% pricing   100% pricing   200% pricing   200% pricing   75% pricing
                    ARM/HYBRID<5  100% pricing   100% pricing   100% pricing   100% pricing   100% pricing
-----------------------------------------------------------------------------------------------------------

Solve for CDR                     $1 writedown   $1 writedown   $1 writedown   $1 writedown   $1 writedown
Servicer Advancing                    NONE           NONE           NONE           NONE           NONE
Liquidate                           12 Mo Lag      12 Mo Lag      12 Mo Lag      12 Mo Lag      12 Mo Lag
Severity (adjust HLTV/2nds)            30%            40%            30%            40%            30%
-----------------------------------------------------------------------------------------------------------

Triggers                          fail trigger   fail trigger   fail trigger   fail trigger   fail trigger
-----------------------------------------------------------------------------------------------------------

No cleanup call                    to maturity    to maturity    to maturity    to maturity    to maturity
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CDR Breakevens                        24.72          18.33          24.98          18.54          24.09
Disc Margin                            41             42             42             42             42
WAL                                   7.78           8.74           7.72           8.68           7.85
Mod Durn                              6.156          6.739          6.255          6.861          5.957
Principal Window                  Sep12 - May36  May13 - May36  Aug12 - Aug24  May13 - Jun24  Sep12 - May36
Cum Loss %                           14.26%         15.48%         14.36%         15.60%         14.02%
Cum Loss $                         78,763,019     85,499,027     79,299,418     86,192,030     77,442,469
-----------------------------------------------------------------------------------------------------------


                                              CLASS M-3 (AA / AA3)
----------------------------------------------------------------------------------
Scenario #                              6              7              8
----------------------------------------------------------------------------------
Forward Rates                        mkt+100        mkt+200        mkt+200

Prepay              FIX/HYBRID5+  75% pricing    50% pricing    50% pricing
                    ARM/HYBRID<5  100% pricing   100% pricing   100% pricing
----------------------------------------------------------------------------------

Solve for CDR                     $1 writedown   $1 writedown   $1 writedown
Servicer Advancing                    NONE           NONE           NONE
Liquidate                           12 Mo Lag      12 Mo Lag      12 Mo Lag
Severity (adjust HLTV/2nds)            40%            30%            40%
----------------------------------------------------------------------------------

Triggers                          fail trigger   fail trigger   fail trigger
----------------------------------------------------------------------------------

No cleanup call                    to maturity    to maturity    to maturity
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
CDR Breakevens                        17.84          23.38          17.27
Disc Margin                            40             42             41
WAL                                   8.84           7.94           8.92
Mod Durn                              6.492          5.773          6.255
Principal Window                  Jun13 - May36  Oct12 - May36  Jul13 - May36
Cum Loss %                           15.18%         13.74%         14.83%
Cum Loss $                         83,858,152     75,922,850     81,912,213
----------------------------------------------------------------------------------

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2006-HE3
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                           $ 350,265,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE3


                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                                  JUNE 7, 2006


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                           FREE WRITING PROSPECTUS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2006-HE3
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-HE3

                                           CLASS A-4 (AAA / AAA)
                            Forward LIBOR                       Forward LIBOR + 100
% of PPC            75%          100%         125%         75%          100%         125%
CDR Breakevens        16.76        19.01        21.32        16.37        18.73        21.17
DM                       31           32           31           31           32           31
WAL                    8.24         6.45         5.23         8.28         6.47         5.23
Cum Loss %           30.22%       27.80%       26.27%       29.76%       27.51%       26.13%
Cum Loss $      166,918,356  153,567,332  145,098,933  164,397,621  151,973,996  144,337,409

                                            CLASS A-4 (AAA / AAA)
                         Forward LIBOR + 200                    Forward LIBOR - 100
% of PPC            75%          100%         125%         75%          100%         125%
CDR Breakevens         15.9        18.39        20.98        17.03        19.18        21.38
DM                       31           31           31           32           32           32
WAL                    8.37         6.54         5.26         8.16         6.42         5.23
Cum Loss %           29.20%       27.16%       25.95%       30.52%       27.97%       26.32%
Cum Loss $      161,281,501  150,009,649  143,363,157  168,605,465  154,509,331  145,391,453

                                           CLASS M-2 (AA / AA2)
                            Forward LIBOR                       Forward LIBOR + 100
% of PPC            75%          100%         125%         75%          100%         125%
CDR Breakevens        12.03        13.23        14.52        11.66        12.94        14.35
DM                       38           37           38           37           38           38
WAL                    10.8          8.5         6.86        10.88          8.5         6.88
Cum Loss %           24.02%       21.22%       19.43%       23.49%       20.86%       19.24%
Cum Loss $      132,689,224  117,226,901  107,305,259  129,753,443  115,241,816  106,288,180

                                            CLASS M-2 (AA / AA2)
                         Forward LIBOR + 200                    Forward LIBOR - 100
% of PPC            75%          100%         125%         75%          100%         125%
CDR Breakevens        11.23         12.6        14.13         12.3        13.42        14.62
DM                       37           37           37           38           38           37
WAL                   11.06         8.59         6.88        10.71         8.46         6.88
Cum Loss %           22.86%       20.43%       19.00%       24.40%       21.45%       19.53%
Cum Loss $      126,255,098  112,878,921  104,959,216  134,766,649  118,499,159  107,892,002